                                                                      EXHIBIT 99

                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                           Supplemental Information
                               September 30, 1996
================================================================================

                               TABLE OF CONTENTS


1.  Debt Summary.............................................................E-2

2.  Occupancy
          Percentage Leased..................................................E-3
          Economic Occupancy.................................................E-4
          Regional Breakdown.................................................E-5

3.  Leases Signed Analysis
          Comparable and Non-Comparable......................................E-6

4.  Press Release............................................................E-7

5.  Glossary of Terms.......................................................E-10



================================================================================


                          1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                 301/998-8100

____________________________________________________________________________________________________________
                                                                                     Balance
MORTGAGES                                         Maturity            Rate        (in thousands)
               Barracks Road                      06/01/98          9.77%          $21,503
               Falls Plaza                        06/01/98          9.77%            4,275
               Old Keene Mill                     06/01/98          9.77%            7,009
               West Falls                         06/01/98          9.77%            4,906
               Loehmanns Plaza                    07/21/98          9.75%            6,437
               Bristol                            08/01/98          9.65%           11,071
               Federal Plaza                      03/10/01          8.95%           28,535
               Tysons Station                     09/01/01         9.875%            4,279
               Northeast                          12/31/01  participating            1,500
                                                                                  --------
                                                                                   $89,515
                                                                                  ========

NOTES PAYABLE
               Revolving credit facilities                Libor +.75%              $12,140
               Note issued in connection with
                tenant buyout at Queen Anne
                   Plaza                          01/15/06         8.875%            1,291

               Note issued in connection with
                renovation of Perring Plaza       01/31/13         10.00%            2,872
               Note issued in connection
                with lease                        11/13/95          none             2,500
               Other                               various       various                77
                                                                                   -------
                                                                                   $18,880
                                                                                   =======

UNSECURED
 PUBLIC DEBT
               5 1/4% Convertible subordinated    04/30/02         5.250%             $289
                 debentures
               5 1/4% Convertible subordinated    10/28/03         5.250%           75,000
                debentures
               8 7/8%  Notes (fixed)              01/15/00         8.875%           75,000
               8 7/8%  Notes (fixed)*             01/15/00         7.530%           25,000
               8% Notes (fixed)                   04/21/02         8.000%           25,000
               6 5/8% Notes (fixed)               12/01/05         6.625%           40,000
               7.48% Debentures                   08/15/26         7.480%           50,000
                                                                                  --------
                                                                                  $290,289
                                                                                  ========

                                         Total fixed rate debt                    $385,044     96.58%

                                         Total variable rate debt                   13,640      3.42%
                                                                                  --------    ------
                                         Total debt                               $398,684    100.00%
                                                                                  ========    ======

                                         Weight average interest rate
                                          Fixed rate debt                             7.75%
                                          Variable on revolving facilities            6.50% **

* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for nine months ended September 30, 1996.

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

        OVERALL OCCUPANCY
   (Quarter to Quarter Analysis)                    September 30, 1996                            September 30, 1995
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------
Retail Properties (square feet)           12,324,469    11,509,125          93%         12,031,774   11,375,676         95%
Rollingwood Apartments (# of units)          282            281             99%             282         279             99%


        OVERALL OCCUPANCY
       (Rolling 12 Months)                          September 30, 1996                               June 30, 1996
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------

Retail Properties (square feet)           12,324,469    11,509,125          93%         12,317,789   11,593,141         94%
Rollingwood Apartments (# of units)          282           281              99%            282          282            100%
        Overall Occupancy
       (Rolling 12 Months)                              March 31, 1996                               December 31, 1995
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------
Retail Properties (square feet)           12,480,181    11,796,821          95%         12,455,447   11,888,230         95%
Rollingwood Apartments (# of units)          282           274              97%            282          271             96%

------------------------------------------------------------------------------------------------------------------------------------
        SAME CENTER OCCUPANCY
   (Quarter to Quarter Comparison)                  September 30, 1996                            September 30, 1995
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------
Retail Properties (square feet)           11,559,958    10,904,972          94%         11,577,736   10,948,332         95%
Rollingwood Apartments (# of units)          282            281             99%             282         279             99%


      SAME CENTER OCCUPANCY
       (Rolling 12 Months)                       At September 30, 1996                            At June 30, 1996
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------

Retail Properties (square feet)           11,559,958    10,904,972          94%         11,115,866   10,546,049         95%
Rollingwood Apartments (# of units)          282           281              99%            282          282            100%
      SAME CENTER OCCUPANCY
       (Rolling 12 Months)                            At March 31, 1996                            At December 31, 1995
                                           -----------------------------------------     ---------------------------------------
             Type                            Size         Leased         Occupancy         Size        Leased        Occupancy
------------------------------------       --------     ----------     -------------     --------    ----------    -------------

Retail Properties (square feet)           11,223,075    10,605,961          95%         11,031,179   10,538,610         96%
Rollingwood Apartments (# of units)          282           274              97%            282          271             96%

--------------------------------------------------------------------------------

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
SEPTEMBER 30, 1996

-------------------------------------------------------------------

     OVERALL ECONOMIC OCCUPANCY
    (QUARTER TO QUARTER ANALYSIS)                       September 30, 1996                             September 30, 1995
                                          --------------------------------------------     ----------------------------------------

                                                             Leases                                          Leases
                                                           Generating         Economic                     Generating      Economic
                 Type                         Size           Income          Occupancy        Size           Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- -----------
Retail Properties (square feet)            12,324,469       11,277,086          92%        11,806,960      10,842,916        92%
Rollingwood Apartments (# of units)            282              277             98%            282            279            99%

     OVERALL ECONOMIC OCCUPANCY
    (QUARTER TO QUARTER ANALYSIS)                       September 30, 1996                                June 30, 1996
                                          --------------------------------------------     -----------------------------------------

                                                             Leases                                          Leases
                                                           Generating        Economic                      Generating     Economic
         Type                                Size            Income          Occupancy       Size            Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- ----------
Retail Properties (square feet)            12,324,469        11,277,086         92%        12,317,789      11,300,470       92%
Rollingwood Apartments (# of units)           282               277            98%            282             282          100%

---------------------------------------------------------------------------------------------------------------------------

     OVERALL ECONOMIC OCCUPANCY
         (ROLLING 12 MONTHS)                              March 31, 1996                                      December 31, 1995
                                          --------------------------------------------     -----------------------------------------

                                                             Leases                                          Leases
                                                           Generating        Economic                      Generating     Economic
         Type                                Size            Income          Occupancy       Size            Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- ----------
Retail Properties (square feet)            12,480,181       11,544,594           93%       12,455,447      11,627,243       93%
Rollingwood Apartments (# of units)            282              274              97%           282             271          96%

-----------------------------------------------------------------------------------------------------------------------------------

 SAME CENTER ECONOMIC OCCUPANCY
 (QUARTER TO QUARTER COMPARISON)                        September 30, 1996                             September 30, 1995
                                          --------------------------------------------     ----------------------------------------

                                                             Leases                                          Leases
                                                           Generating        Economic                      Generating     Economic
         Type                                Size            Income          Occupancy       Size            Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- ----------
Retail Properties (square feet)           11,559,958        10,678,933          92%        11,577,736      10,590,270        91%
Rollingwood Apartments (# of units)           282               277             98%           282              279           99%

 SAME CENTER ECONOMIC OCCUPANCY
        (ROLLING 12 MONTHS)                             At September 30, 1996                           At June 30, 1996
                                          --------------------------------------------     ----------------------------------------

                                                             Leases                                          Leases
                                                           Generating        Economic                      Generating     Economic
         Type                                Size            Income          Occupancy       Size            Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- ----------
Retail Properties (square feet)            11,559,958       10,678,933          92%        11,115,866      10,272,070        92%
Rollingwood Apartments (# of units)           282              277              98%            282            282           100%

 SAME CENTER ECONOMIC OCCUPANCY
        (ROLLING 12 Months)                            At March 31, 1996                              At December 31, 1995
                                          --------------------------------------------     ----------------------------------------

                                                             Leases                                          Leases
                                                           Generating        Economic                      Generating     Economic
         Type                                Size            Income          Occupancy       Size            Income       Occupancy
--------------------------------------     ----------  -------------------   ---------     ----------   ---------------- ----------
Retail Property (square feet)              11,223,075       10,413,790          93%        11,031,179      10,293,222        93%
Rollingwood Apartments (# of units)            282              274             97%            282             271           96%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
SEPTEMBER 30, 1996

================================================================================

                                   Total Square                    Occupancy
        Region                        Footage                       09/30/96
        ------                     ------------                    ---------
D.C./Baltimore                       3,762,329                         95%
Philadelphia                         2,139,869                         95%
New York/New Jersey                  1,957,408                         98%
Central Virginia                     1,174,957                         95%
Mid-West                             1,102,964                         83%
New England                            940,487                         95%
Other                                1,246,455                         86%

================================================================================
                                   Total Square                    Occupancy
        Region                        Footage                       09/30/96
        ------                     ------------                    ---------
D.C./Baltimore                       3,762,329                         95%
   Anchor                            1,830,219                         98%
   Small Shops                       1,932,110                         92%

Philadelphia                         2,139,869                         95%
   Anchor                            1,242,447                         96%
   Small Shops                         897,422                         93%

New York/New Jersey                  1,957,408                         98%
   Anchor                            1,428,008                        100%
   Small Shops                         529,400                         92%

Central Virginia                     1,174,957                         95%
   Anchor                              543,525                        100%
   Small Shops                         631,432                         90%

Mid-West                             1,102,964                         83%
   Anchor                              682,940                         79%
   Small Shops                         420,024                         91%

New England                            940,487                         95%
   Anchor                              429,781                        100%
   Small Shops                         510,706                         91%

Other                                1,246,455                         86%
   Anchor                              623,443                         92%
   Small Shops                         623,012                         80%

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------

COMPARABLE

                                                  Weighted        Average Prior     Average Current                    Percentage
                     Number of      Square     Average Lease        Rent Per           Rent Per       Annualized        Increase
Rolling 12 Months  Leases Signed     Feet       Term(Years)        Square Foot        Square Foot  Increase In Rent Over Prior Rent
-----------------  -------------   --------   --------------    ---------------    -------------   ---------------- ---------------
 3rd Quarter 1996       89          298,546              6.1             $14.17           $16.05         $  562,179              13%
 2nd Quarter 1996       81          272,984              6.9              14.80            15.52            196,312               5%
 1st Quarter 1996       61          259,925              7.0              13.28            14.88            416,047              12%
 4th Quarter 1995      101          536,433              7.9              11.08            13.51          1,307,636              22%
     Total             332        1,367,888              7.1             $12.91           $14.73         $2,482,174              14%
                                 Estimated
                                   Tenant
                                 Improvement
Rolling 12 Months                   Costs
-----------------               ------------
 3rd Quarter 1996              $   1,740,000
 2nd Quarter 1996                  2,042,000
 1st Quarter 1996                  1,010,000
 4th Quarter 1995                  3,482,000
     Total                     $   8,274,000

NON-COMPARABLE

                                                    Weighted                                                  Estimated
                                                     Average                              Annualized           Tenant
                         Number of      Square        Lease          Average Rent           Current          Improvement
Rolling 12 Months      Leases Signed     Feet      Term(Years)     Per Square Foot           Rent               Costs
-----------------      -------------    -------   ------------     ---------------       -----------         ------------
 3rd Quarter 1996            5           19,918            8.3              $13.89      $    276,607           $  380,000
 2nd Quarter 1996            8           31,194            8.7                8.10           252,789              390,000
 1st Quarter 1996            6           69,840           12.6               12.54           875,799              350,000
 4th Quarter 1995            8           61,598           13.3               16.81         1,035,659              250,000
     Total                  27          182,550           12.0              $13.37      $  2,440,854           $1,370,000

            [LOGO OF FEDERAL REALTY INVESTMENT TRUST APPEARS HERE]

                                                      Mary Jane Morrow
                                                      Senior Vice President
                                                      Finance & Treasurer
                                                      (301) 998-8321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                        THIRD QUARTER OPERATING RESULTS



Rockville, Maryland
November 6, 1996

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the third quarter of 1996 increased 20% to $17.2 million from $14.4 million in the third quarter of 1995. On a per share basis, funds from operations rose 11% to $.50 in the third quarter of 1996 from $.45 in the comparable quarter of 1995. Funds from operations also improved for the first nine months of 1996 increasing 12% to $48.0 million or $1.45 per share from $43.0 million or $1.35 per share through the first nine months of 1995.

     A comparison of property operations for the third quarter of 1996 versus the third quarter of 1995 shows the following:

 .    Rental income increased 14% to $40.9 million in 1996 from $35.9 million in
     1995. When adjusted to exclude properties acquired and sold during 1995 and 1996, rental income increased 6% to $36.2 million in 1996 from $34.2 million in 1995.

 .    During the third quarter of 1996, the Trust signed leases for a total
     318,000 square feet. On a same space basis, the Trust re-leased 299,000 square feet at an average increase in rent per square foot of 13%. The weighted average rent on

                                    -More-
     these leases was $16.05 per square foot compared to the previous average rent of $14.17 per square foot for the same spaces.

 .    Same property occupancy stood at 94% at September 30, 1996 compared to 95%
     a year ago. At September 30, 1996, the Trust's overall portfolio was 93% leased compared to 95% a year ago.

     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased with our strong results year-to-date. In addition to the positive contributions from our recent acquisitions, we continue to benefit from the improved performance of our core portfolio. Our redevelopment and remerchandising programs have produced steady rental income growth, which combined with our expense control program, has had a positive impact on the bottom line."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 76 retail properties, principally neighborhood and community shopping centers, located in the Northeast and Mid-Atlantic corridor as well as the Chicago metropolitan area.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 29 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                          Three Months Ended         Nine Months Ended
                                                             September 30,              September 30,
OPERATING RESULTS                                             1996       1995           1996             1995
-----------------                                             ----       ----           ----             ----
REVENUES
  Rental income                                            $40,895    $35,910        $121,555         $104,557
  Interest                                                   1,229      1,156           3,148            3,049
  Other income                                               2,213      1,907           6,976            5,283
                                                          --------   --------       ---------        ---------
                                                            44,337     38,973         131,679          112,889
EXPENSES
  Rental                                                     8,793      8,840          30,510           25,059
  Real estate taxes                                          4,142      3,719          12,111           10,704
  Interest                                                  11,271     10,098          33,559           28,814
  Administrative                                             2,252      1,666           6,074            4,483
  Depreciation and amortization                              9,449      8,827          28,125           25,815
                                                          --------   --------       ---------        ---------
                                                            35,907     33,150         110,379           94,875
                                                          --------   --------       ---------        ---------
OPERATING INCOME BEFORE INVESTORS' SHARE OF
 OPERATIONS AND LOSS ON SALE OF REAL ESTATE                  8,430      5,823          21,300           18,014
  Investor's share of operations                              (307)       105            (254)             275
                                                          --------   --------       ---------        ---------
INCOME BEFORE LOSS ON SALE OF REAL ESTATE                    8,123      5,928          21,046           18,289
  Loss on sale of real estate                                  ---        (10)            ---             (545)
                                                          --------   --------       ---------        ---------
NET INCOME                                                  $8,123     $5,918         $21,046          $17,744
                                                          ========   ========       =========        =========
EARNINGS PER SHARE                                           $0.24      $0.19           $0.63            $0.56
                                                          ========   ========       =========        =========
FUNDS FROM OPERATIONS
  Net income                                                $8,123     $5,918         $21,046          $17,744
  Add:  depreciation and amortization
        of real estate assets                                8,459      7,839          25,156           22,890
  Add:  amortization of initial direct
        costs of leases                                        592        600           1,777            1,795
  Add:  loss on sale and nonrecurring items                    ---         10             ---              545
                                                          --------   --------       ---------        ---------
  Funds from operations                                    $17,174    $14,367         $47,979          $42,974
                                                          ========   ========       =========        =========
  Funds from operations per share                            $0.50      $0.45           $1.45            $1.35
                                                          --------   --------       ---------        ---------
  Weighted average shares outstanding                       34,236     31,850          33,193           31,744

===============================================================================================================
                                                                                   September 30,  December 31,
BALANCE SHEET DATA                                                                     1996           1995
------------------                                                                     ----           ----
ASSETS
  Real estate, at cost                                                             $1,058,525       $1,009,682
  Accumulated depreciation and amortization                                          (215,267)        (190,795)
                                                                                    ---------        ---------
                                                                                      843,258          818,887
  Mortgage notes receivable                                                            26,975           13,561
  Cash and investments                                                                  9,666           10,782
  Receivables                                                                          16,914           16,102
  Other assets                                                                         31,784           26,822
                                                                                    ---------        ---------
TOTAL ASSETS                                                                         $928,597         $886,154
                                                                                    =========        =========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable                               $220,445         $222,317
  Notes payable                                                                        18,880           49,980
  Senior Notes                                                                        215,000          165,000
  5 1/4% Convertible subordinated debentures                                           75,289           75,289
  Other liabilities                                                                    48,895           46,100

SHAREHOLDERS' EQUITY                                                                  350,088          327,468
                                                                                    ---------        ---------
                                                                                     $928,597         $886,154
                                                                                    =========        =========

                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.

                                                                            E-10